UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 3, 2018 (June 22, 2018)

SPRINGLEAF FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	001-06155	35-0416090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, IN		47708
(Address of principal executive offices)		(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on June 22, 2018, Springleaf Finance, Inc. (“SFI”), a separate wholly owned direct subsidiary of OneMain Holdings, Inc. (“OMH”), entered into a Contribution Agreement with Springleaf Finance Corporation (“SFC” or the “Company”), a wholly owned direct subsidiary of SFI and a wholly owned indirect subsidiary of OMH, pursuant to which all of the common interests of Independence Holdings, LLC (“Independence”) were contributed to SFC on the same date (the “Contribution”). As a result of the Contribution and effective as of June 22, 2018, (i) Independence became a wholly owned direct subsidiary of SFC and (ii) Independence’s direct and indirect subsidiaries, including OneMain Financial Holdings, LLC (“OMFH”), became indirect subsidiaries of SFC. Independence, through its principal subsidiary OMFH, engages in the consumer finance and insurance businesses.

The Company’s consolidated financial statements have been retrospectively recast for all periods presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”) to include the historical results of Independence because the Contribution was between entities under common control. This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 22, 2018 (the “Initial 8-K”) to include the recast financial statements and other affected financial information of the Company included in the 2017 Form 10-K, which have been updated to retrospectively reflect the Contribution and present SFC and Independence on a combined basis for all periods presented in the 2017 Form 10-K. In particular, Exhibit 99.1 to this Form 8-K/A includes the following items that were contained in the 2017 Form 10-K and have been updated as a result of the Contribution: Part II, Item 6: “Selected Financial Data,” Part II, Item 7: “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Part II, Item 7A: “Quantitative and Qualitative Disclosures About Market Risk,” Part II, Item 8: “Financial Statements and Supplementary Data” (which includes the recast audited consolidated financial statements of the Company at December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017), Part II, Item 9A: "Controls and Procedures" and Part IV, Item 15: “Exhibits and Financial Statement Schedule.” Exhibit 99.2 to this Form 8-K/A includes the audited financial statements of OMFH, the predecessor of Independence, for the period from January 1, 2015 through October 31, 2015. With respect to the Company’s historical financial information for the year ended December 31, 2015, the impact of the retrospective presentation is only since November 1, 2015, the date that Independence acquired OMFH.

All updates to the historical information included in the applicable items of the 2017 Form 10-K specified above and reflected in Exhibit 99.1 hereto relate solely to the retrospective presentation of the Contribution as noted above, and this Form 8-K/A does not update or modify any other disclosures in the 2017 Form 10-K. Except as noted above, this Form 8-K/A does not provide any update or discussion of any developments, activities, trends, or risks related to the Company subsequent to the filing of the 2017 Form 10-K. The information in this Form 8-K/A, including the exhibits hereto, should be read in conjunction with the Initial 8-K, the 2017 Form 10-K and subsequent Company filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
2.1
Contribution Agreement, dated June 22, 2018, between Springleaf Finance Corporation and Springleaf Finance, Inc. Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed on June 22, 2018.

12.1	Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1
Updated Part II, Items 6 (Selected Financial Data), 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations), 7A (Quantitative and Qualitative Disclosures About Market Risk) and 8 (Financial Statements and Supplementary Data), 9A (Controls and Procedures) and Updated Part IV, Item 15 (Exhibits and Financial Statement Schedule) from Springleaf Finance Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 21, 2018

99.2	Audited consolidated financial statements of OneMain Financial Holdings, LLC as of and for the ten months ended October 31, 2015
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Shareholder’s Equity, (v) Consolidated Statements of Cash Flows, (vi) Notes to Consolidated Financial Statements, and (vii) Financial Statement Schedule

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGLEAF FINANCE CORPORATION
(Registrant)

Date:	August 3, 2018	By:	/s/ Micah R. Conrad
Micah R. Conrad
Executive Vice President and Chief Financial Officer